Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Roger D. Linquist as such signatory’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign on his behalf, individually and in the capacity stated below, any and all amendments (including post-effective amendments) to this registration statement (and to any registration statement filed pursuant to Rule 462 under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully as to all intents and purposes as such signatory might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to requirements of the Securities Act, this registration statement has been signed on June 4, 2004 by the following person in the capacity indicated.

/s/ W. MICHAEL BARNES

W. Michael Barnes Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Roger D. Linquist as such signatory’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign on his behalf, individually and in the capacities stated below, any and all amendments (including post-effective amendments) to this registration statement (and to any registration statement filed pursuant to Rule 462 under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully as to all intents and purposes as such signatory might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to requirements of the Securities Act, this registration statement has been signed on June 1, 2004 by the following persons in the capacities indicated.

/s/ J. LYLE PATRICK

J. Lyle Patrick Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)